UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund

Annual Report

December 31, 2010

May not be distributed unless accompanied with or preceded by a current prospectus.

  W.P. Stewart & Co. Growth Fund

a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Fund Expenses	4
Fund Profile	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20

W.P. Stewart & Co. Growth Fund
Annual Report to Shareholders as of December 31, 2010

Investment Advisor’s Comments

Review of the Year
We are happy to report another year of solid returns and a dramatic improvement from the 2010 lows reached in June.  The Fund’s net asset value per share closed on December 31, 2010 at $161.88 after giving effect to a distribution of $0.36 per share.  This represents a total investment return of 12.61% for 2010 compared to a total return of 15.06% for the S&P 500 Index over the same period.

We believe the Fund’s performance, and that of the market, represent an important building block as investors regain confidence in equity markets.  While the year was not without challenges, the economic growth that we saw as we exited the fourth quarter is a good sign in our view.  The best performing sectors of the market were those that had sensitivity to an improving economy with Consumer Discretionary and Industrials the best performing sectors.  Given our growth style, we had exposure to Consumer Discretionary but were underexposed to Industrial companies.  The weakest sectors were Healthcare and Utilities.

The best performing stocks in the Fund in 2010 include Chipotle, Polo Ralph Lauren, Yum! Brands, Amphenol and Apple.  The common theme here is a group of companies expanding globally with some leverage to improving consumer spending trends.  Companies that detracted from performance include MasterCard, Qualcomm, Charles Schwab, Visa and Staples.  We sold Qualcomm and Visa during 2010 but still have meaningful positions in the other three as we expect the factors that led to underperformance in 2010 to be short-term in nature.

Outlook
We remain excited about the prospects for U.S. high quality growth stocks.  The combination of potential for solid earnings growth, reasonable valuations, an accommodative Fed and relatively modest returns from other asset classes suggest U.S. equities are an attractive asset class.  While all companies have not finished reporting 2010 results, the numbers so far suggest full year 2010 earnings growth of approximately 20% for the companies in the Fund’s portfolio.  We seek to take advantage of opportunities for potential growth in 2011.

A year ago we wrote about how the Price/Earnings ratio (P/E) of 19 times P/E was attractive relative to history.  Today, that number stands at 17 times estimated 2011 earnings, with faster earnings growth (20%) than price appreciation (12%) for the companies in the Fund’s portfolio during 2010.  So it is probably not a surprise that we continue to be excited about the attractive valuation of your portfolio holdings in aggregate.

The recovery from the mid-year lows came as the Fed stepped in with a second round of quantitative easing.  This $600 billion of monetary stimulus can be viewed as a jumpstart to the economy or conversely as life support that when taken away will result in a downturn.  We believe the jumpstart is the more appropriate view as we can see how the recovery is starting to develop legs beyond the government stimulus.  These legs include corporate hiring, increased consumer confidence, renewed extension of credit and stronger equity markets around the globe.

The final piece of the equation for us is the relatively unattractive returns available in other common asset classes like cash and bonds.  Cash returns are still near zero and bond returns are slim.  The risk of inflation raises the specter of bond price losses as we have seen in the municipal bond market over the past couple of months.  The industry is starting to see money flows out of bonds and into equities which we believe reflects many of the factors I have mentioned above.

W.P. Stewart & Co. Growth Fund
Annual Report to Shareholders as of December 31, 2010

While we are optimistic about the next few years, we are cognizant of the risks to the global economy and equities.  State and federal budgets ultimately need to be balanced and debts paid.  This is a delicate balancing act as we believe budgetary cuts can’t be allowed to derail the economic recovery.  In addition, uncertainty internationally from a political and economic perspective is bubbling and in some cases boiling over.  This needs to be monitored closely to make sure that the strength in developing economies, which has helped power the global economic recovery, does not peter out.  We will be diligently monitoring these issues and their impact on the Fund’s holdings.

In sum, we remain bullish relative to growth equities and your portfolio is fully invested at this point.  We thank you for your confidence in us and we look forward to reporting on the Fund’s progress as the year develops.

James T. Tierney, Jr.
Portfolio Manager
WPS Advisors, Inc. (f/k/a W.P. Stewart & Co., Inc.)
New York, NY
January 2011

Note: The views expressed above reflect those of the Investment Advisor only through the end of the period stated above.  The Investment Advisor’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance is not indicative of future results.

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE at December 31, 2010

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index over a ten year period.  Results include the reinvestment of all dividends and capital gains.  The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the periods ended December 31, 2010)
	One Year	Three Years	Five Years	Ten Years
W.P. Stewart & Co. Growth Fund	12.61%	0.98%	1.92%	1.49%
S&P 500 Index	15.06%	-2.85%	2.29%	1.41%

Gross and net expense ratios for the Fund were 1.94% and 1.49%, respectively, as of 12/31/10.  The Advisor has contractually agreed to limit the Fund's net expense ratio to 1.49% of its total net assets through April 30, 2012.

The performance for the period December 31, 2000 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has agreed to waive its fees and/or reimburse expenses to limit the net expense ratio to 1.49% of its total net assets; absent such agreement, the Fund's returns would have been lower.

W.P. Stewart & Co. Growth Fund
Fund Expenses – December 31, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/10 to 12/31/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	$1,000.00	$1,267.20	$8.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.69	$7.58

* Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365.  The expense ratios reflect an expense limitation.  Assumes all dividends and distributions were reinvested.

W.P. Stewart & Co. Growth Fund
Fund Profile
December 31, 2010 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.

For industry classifications, please see the Schedule of Investments.

 Top Ten Stocks as of December 31, 2010
% of Fund's Net Assets

Apple, Inc.	8.2%
Amphenol Corp. - Class A	7.7%
Google, Inc. - Class A	7.3%
Mastercard, Inc. - Class A	6.5%
Praxair, Inc.	6.2%
PepsiCo, Inc.	5.8%
Procter & Gamble Co.	5.3%
Charles Schwab Corp.	4.9%
Polo Ralph Lauren Corp.	4.8%
ANSYS, Inc.	4.7%

W.P. Stewart & Co. Growth Fund
Schedule of Investments
December 31, 2010
Name of Issuer and Title of Issue	Shares	Value

COMMON STOCKS - 98.5%

Aerospace/Defense Equipment - 4.1%
United Technologies Corp.	9,550	$751,776

Commercial Services - 9.9%
Mastercard, Inc. - Class A	5,375	1,204,591
Verisk Analytics, Inc. - Class A *	18,000	613,440
		1,818,031

Computers/Software - 13.0%
ANSYS, Inc. *	16,750	872,172
Apple, Inc. *	4,700	1,516,032
		2,388,204

Consumer Products - 5.3%
Procter & Gamble Co.	15,300	984,249

Drugs & Health Care - 7.1%
Becton Dickinson and Co.	9,250	781,810
Myriad Genetics, Inc. *	23,000	525,320
		1,307,130

Electronics - 7.7%
Amphenol Corp. - Class A	27,000	1,425,060

Finance & Banking - 9.1%
Charles Schwab Corp.	52,600	899,986
IntercontinentalExchange, Inc. *	6,550	780,433
		1,680,419

Food & Beverages - 5.8%
PepsiCo, Inc.	16,200	1,058,346

Industrial Gases - 6.2%
Praxair, Inc.	11,900	1,136,093

Internet - 7.3%
Google, Inc. - Class A *	2,275	1,351,282

Restaurants - 4.6%
Yum! Brands, Inc.	17,100	838,755

W.P. Stewart & Co. Growth Fund
Schedule of Investments (Continued)
December 31, 2010
Name of Issuer and Title of Issue	Shares	Value

COMMON STOCKS - (Continued)

Retail - 18.4%
Polo Ralph Lauren Corp.	7,950	$881,814
Staples, Inc.	36,400	828,828
Target Corp.	13,575	816,265
Urban Outfitters, Inc. *	24,050	861,230
		3,388,137

TOTAL COMMON STOCKS - (Cost $14,558,415)		18,127,482

	Principal
	Amount
SHORT-TERM INVESTMENTS - 1.5%
UMB Money Market Fiduciary, 0.01%‡	$281,283	281,283

TOTAL SHORT-TERM INVESTMENTS - (Cost $281,283)		281,283

Total Investments - (Cost $14,839,698) - 100.0%		18,408,765
Liabilities less Other Assets - (0.0%)		(7,913)
Net Assets - 100.0%		$18,400,852

*  No dividends paid on security.
‡ The rate quoted is the annualized seven-day yield as of the Fund's period end.

See accompanying Notes to the Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS
Investments in securities, at value (cost $14,839,698)	$18,408,765
Receivables:
Investment securities sold	13,792
Fund shares sold	44
Dividends and interest	12,541
Prepaid expenses	5,772
Total assets	18,440,914

LIABILITIES
Payables:
Due to Advisor	7,625
Administration fees	2,594
Custody fees	1,374
Fund accounting fees	2,311
Transfer agent fees	2,014
Trustees fees	377
Chief Compliance Officer fees	373
Accrued other expenses	23,394
Total liabilities	40,062

NET ASSETS	$18,400,852

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$19,066,798
Accumulated net realized loss on investments	(4,235,013)
Net unrealized appreciation on investments	3,569,067
Net Assets	$18,400,852

Net asset value per share
[$18,400,852/113,667 shares outstanding]	$161.88

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME
Income
Dividends	$216,302
Interest	70
Total income	216,372

Expenses
Advisory fee	193,796
Administration fees	34,000
Fund accounting fees	28,999
Transfer agent fees	27,596
Registration fees	19,458
Audit fees	19,001
Legal fees	16,502
Shareholder reporting fees	10,501
Chief compliance officer fees	8,622
Custody fees	7,599
Trustees fees and expenses	6,464
Miscellaneous	2,157
Insurance fees	1,893

Total expenses	376,588
Expenses reimbursed by the Advisor	(87,832)
Net expenses	288,756
Net investment (loss)	(72,384)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain on investments	1,614,712
Net change in unrealized appreciation/(depreciation) on investments	577,127
Net realized and unrealized gain on investments	2,191,839

Net Increase in Net Assets from Operations	$2,119,455

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(72,384)	$41,323
Net realized gain (loss) on investments	1,614,712	(4,080,558)
Net change in unrealized appreciation (depreciation) on investments	577,127	11,449,803
Net increase in net assets resulting from operations	2,119,455	7,410,568

Distributions to Shareholders
From net investment income	(41,328)	-
Total distributions	(41,328)	-

Capital Transactions
Net decrease in net assets derived from net change in outstanding shares (a)	(5,809,357)	(14,002,037)

Total decrease in net assets	(3,731,230)	(6,591,469)

NET ASSETS
Beginning of year	22,132,082	28,723,551
End of year	$18,400,852	$22,132,082

Accumulated net investment income	$-	$41,323

(a)	A summary of share transactions is as follows:

	Year Ended			Year Ended
	December 31, 2010			December 31, 2009
	Shares	Paid-in Capital		Shares	Paid-in Capital
Shares sold	3,039	$447,688		15,311	$2,048,872
Shares reinvested	251	40,657		-	-
Shares redeemed	(43,234)	(6,297,702	) *	(126,146)	(16,050,909	) *
Net decrease	(39,944)	$(5,809,357)		(110,835)	$(14,002,037)

*Net of $1 and $60, respectively, of redemption fees retained by the Fund.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009 (1)	December 31, 2008 (2)
Net asset value, beginning of year	$144.08	$108.62	$165.31
Income from Investment Operations:
Net investment income (loss)	(0.55)	0.27	(0.79)
Net realized and unrealized
gain (loss) on investments	18.71	35.19	(48.69)
Total from investment operations	18.16	35.46	(49.48)

Less Distributions:
From net investment income	(0.36)	-	-
From net realized gain	-	-	(7.21)
Total distributions	(0.36)	-	(7.21)

Redemption Fee:	- (a)	- (a)	-

Net asset value, end of year	$161.88	$144.08	$108.62

Total return	12.61%	32.65%	-31.06%

Ratios and Supplemental Data
Net assets, end of year (in thousands)	$18,401	$22,132	$28,724

Ratio of expenses to average net assets
Before fees reimbursed by the Advisor	1.94%	2.64%	2.19%
After fees reimbursed by the Advisor	1.49%	1.49%	2.19%
Ratio of net investment income (loss) to average net assets	-0.37%	0.15%	-0.48%

Portfolio turnover rate	27%	41%	46%

(1) After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund.  These shares were first offered on December 1, 2009.  Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

(2) Audited by previous independent registered public accounting firm.

(a)   This amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS  (Continued)

Per share operating performance.
For a capital share outstanding throughout each year.

	Year Ended	Year Ended
	December 31, 2007 (2)	December 31, 2006 (2)
Net asset value, beginning of year	$190.35	$192.59
Income from Investment Operations:
Net investment income (loss)	(0.80)	(1.24)
Net realized and unrealized
gain (loss) on investments	1.25	13.94
Total from investment operations	0.45	12.70

Less Distributions:
From net investment income	-	-
From net realized gain	(25.49)	(14.94)
Total distributions	(25.49)	(14.94)

Redemption Fee:	- (a)	-

Net asset value, end of year	$165.31	$190.35

Total return	-0.03%	6.85%

Ratios and Supplemental Data
Net assets, end of year (in thousands)	$58,474	$95,015

Ratio of expenses to average net assets
Before fees reimbursed by the Advisor	2.37%	2.43%
After fees reimbursed by the Advisor	1.97%	1.89%
Ratio of net investment income (loss) to average net assets	-0.35%	-0.64%

Portfolio turnover rate	34%	44%

(2) Audited by previous independent registered public accounting firm.

(a)   This amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2010

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2010
Continued

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s open tax years, 2007 - 2009, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WPS Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.49% of the Fund's average daily net assets through April 30, 2012.

For the year ended December 31, 2010, the Advisor reimbursed expenses of $87,832 and will not seek reimbursement from the Fund for these expenses.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

An affiliated company of the Advisor provided brokerage services for the Fund.  For the period January 1, 2010 through November 30, 2010, the Advisor’s affiliate earned $0 in commissions as broker on trades of portfolio securities.  In addition, $732 was paid by the Fund to the affiliate for execution-related services provided and charged by unrelated third parties.  The affiliated brokerage company ceased operations on December 1, 2010.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  Each Independent Trustee as defined under the Investment Company Act of 1940 receives $8,500 from the Trust for each meeting attended, except that the Chairperson receives $2,500 for each meeting attended.  The Audit Committee chairman receives an additional $2,500 for each Audit Committee meeting attended.  For the year ended December 31, 2010, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2010, are reported on the Statement of Operations.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2010
Continued

Note 4 – Federal Income Taxes
At December 31, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$15,004,410

Gross unrealized appreciation	3,549,517
Gross unrealized depreciation	(145,162)

Net unrealized appreciation	$3,404,355

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income		$-
Undistributed long-term capital gains		-
Accumulated earnings		-
Accumulated capital and other losses		(4,070,301)
Unrealized appreciation		3,404,355
Total accumulated earnings/(deficit)	$	$ (665,946)

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income and accumulated realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Realized Gains
$(72,389)	$72,389	$ -

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary Income	$41,328	$-
Net long term capital gains	-	-
Total taxable distributions	41,328	-
Total distributions paid	$41,328	$-

As of December 31, 2010, the Fund had a capital loss carry forward of $4,070,301, which expires on December 31, 2017.

Note 5 - Investment Transactions
For the year ended December 31, 2010, purchases and sales of investments, excluding short-term investments, were $5,193,175 and $11,106,056, respectively.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2010
Continued

Note 6 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments in Securities
Common Stock1	$18,127,482	$-	$-	$18,127,482
Short-term Investments	281,283	-	-	281,283
Total Investments in Securities	18,408,765	-	-	18,408,765
Other Financial Instruments	-	-	-	-
Totals	$18,408,765	$-	$-	$18,408,765

*The Fund did not hold any level 2 or level 3 securities during the period.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

1 All common stocks held in the Fund are level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2010
Continued

Note 8 – Derivatives and Hedging Disclosure:
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 9 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Note 10 – Events Subsequent to the Fiscal Period End:
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no subsequent events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of W.P. Stewart & Co. Growth Fund

We have audited the accompanying statement of assets and liabilities of the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2008 and financial highlights for each of the three years in the period then ended have been audited by other auditors, whose report dated February 25, 2009 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund as of December 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended December 31, 2010, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2010, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-881-8803.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	31	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.

c	Trustees and officers serve until their successors have been duly elected.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Investment Advisor
WPS Advisors, Inc.
(f/k/a W.P. Stewart & Co., Inc.)
527 Madison Avenue
New York, New York 10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090 or by calling the Fund at (888) 881-8803.

Householding Mailing
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 881-8803 (or contact your financial institution).  The Fund will begin sending you individual copies thirty days after receiving your request.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: 1-888-881-8803

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	March 9, 2011

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	March 9, 2011